UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2007
                                                   ----------------


                           Ibis Technology Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)



Massachusetts                       0-23150                  04-2987600
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(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)


32 Cherry Hill Drive, Danvers, Massachusetts  01923
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(Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code:  (978) 777-4247
                                                     --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Ibis Technology Announces Unexpected Death of CEO

Ibis Technology Corporation, today announced that President and Chief Executive Officer Charles McKenna died unexpectedly last Friday, November 2. The Company's Board of Directors will be evaluating alternatives concerning the next steps necessary for Ibis Technology Corporation.




ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

      Exhibit 99.1. Press Release issued by Ibis Technology Corporation on November 5, 2007.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           IBIS TECHNOLOGY CORPORATION
                                           ---------------------------


Date:  November 5, 2007                     /s/William J. Schmidt
                                  ------------------------------------------
                                  William J. Schmidt Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                Description
------                -----------

99.1                  Press Release Announcing Death of CEO, Charles M. McKenna.